Exhibit 21


                Subsidiaries of Hilb, Rogal and Hamilton Company
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
                                                                                    State/Province of
                                                                                    -----------------
         Name of Subsidiary                                                           Incorporation
         ------------------                                                           -------------
HRH Financial Institutions Group, Inc.                                                 Pennsylvania

HRH Insurance Services of the Coachella Valley, Inc. (2 locations)                     California

HRH Insurance Services of Central California, Inc. (3 locations)                       California

HRH of Connecticut, Inc. (2 locations)                                                 Connecticut

HRH of Northern California Insurance Services, Inc. (5 locations)                      California

Hilb, Rogal and Hamilton Company of Alabama, Inc. (4 locations)                        Alabama

Hilb, Rogal and Hamilton Company of Arizona (4 locations)                              Arizona

Hilb, Rogal and Hamilton Company of Atlanta, Inc.                                      Georgia

Hilb, Rogal and Hamilton Company of Baltimore                                          Maryland

Hilb, Rogal and Hamilton Company of Connecticut                                        Connecticut

Hilb, Rogal and Hamilton Company of Denver                                             Colorado

Hilb, Rogal and Hamilton Company of the District of Columbia                           Delaware

Hilb, Rogal and Hamilton Company of Fort Myers                                         Florida

Hilb, Rogal and Hamilton Company of Gainesville, Florida, Inc.                         Florida

Hilb, Rogal and Hamilton Company of Gainesville, Georgia                               Georgia

Hilb, Rogal and Hamilton Company of Grand Rapids                                       Michigan

Hilb, Rogal and Hamilton Company of Massachusetts, Inc.                                Massachusetts

Hilb, Rogal and Hamilton Company of New York, Inc.                                     New York

Hilb, Rogal and Hamilton Company of Northern New Jersey                                New Jersey

Hilb, Rogal and Hamilton Company of Oklahoma                                           Oklahoma

Hilb, Rogal and Hamilton Company of Orlando                                            Florida


                Subsidiaries of Hilb, Rogal and Hamilton Company

                                                                                    State/Province of
                                                                                    -----------------
         Name of Subsidiary                                                           Incorporation
         ------------------                                                           -------------
Hilb, Rogal and Hamilton Company of Philadelphia                                       Pennsylvania

Hilb, Rogal and Hamilton Company of Pittsburgh, Inc. (3 locations)                     Pennsylvania

Hilb, Rogal and Hamilton Company of Port Huron (2 locations)                           Michigan

Hilb, Rogal and Hamilton Company of the Quad Cities (2 locations)                      Illinois

Hilb, Rogal and Hamilton Company of St. Simons Island                                  Georgia

Hilb, Rogal and Hamilton Company of Sarasota                                           Florida

Hilb, Rogal and Hamilton Company of Savannah, Inc.                                     Georgia

Hilb, Rogal and Hamilton Company of South Florida                                      Florida

Hilb, Rogal and Hamilton Company of Southern New Jersey                                New Jersey

Hilb, Rogal and Hamilton Company of Tampa Bay, Inc.                                    Florida

Hilb, Rogal and Hamilton Company of Texas (8 locations)                                Texas

Hilb, Rogal and Hamilton Company of Upstate New York, Inc. (4                          Delaware
  locations)

Hilb, Rogal and Hamilton Company of Virginia (2 locations)                             Virginia

Hilb, Rogal and Hamilton Realty Company                                                Delaware

Hilb, Rogal and Hamilton Resource Group, Ltd.                                          Virginia

Hunt Insurance Group, Inc.                                                             Florida

Kalvin-Miller Consulting Group, Inc.                                                   New York

Premium Funding Associates, Inc.                                                       Connecticut

Professional Practice Insurance Brokers, Inc. (3 locations)                            California

The Managing Agency, Inc.                                                              Connecticut

Each of the above subsidiaries is 100% owned by the registrant, except for Hilb, Rogal and Hamilton Company of South Florida which is 85% owned by the registrant.